U.S.I. Holdings Corporation U.S.I. Holdings Corporation Investor Day Presentation November 9, 2005 Investor Day Presentation November 9, 2005 Exhibit 99.1

About Forward-Looking Statements About Forward-Looking Statements
About Forward-Looking Statements
This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of U.S.I. Holdings Corporation, which may include statements about:
•
its business strategy;
•
its financial strategy;
•
its future operating results;
•
the integration of its operations with businesses or assets that it has acquired or may acquire in the future;
•
competition from others in the insurance agency and brokerage business;
•
future regulatory actions and conditions in the states in which it conducts its business; and
•
its plans, objectives, expectations and intentions contained in this document that are not historical.
All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI’s strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI’s business strategy, are forward-looking statements. When used in this document, the words “will,” “could,” “believe,”
“anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements.
Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under “Risk
Factors”, “Management’ s Discussion and Analysis of Financial Conditions and Results of Operations” and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf.
This document and the related oral presentation include forward-looking statements that are subject to a number of risks and uncertainties, many of which are beyond the control of U.S.I. Holdings Corporation, which may include statements about:
•
its business strategy;
•
its financial strategy;
•
its future operating results;
•
the integration of its operations with businesses or assets that it has acquired or may acquire in the future;
•
competition from others in the insurance agency and brokerage business;
•
future regulatory actions and conditions in the states in which it conducts its business; and
•
its plans, objectives, expectations and intentions contained in this document that are not historical.
All statements other than statements of historical fact included in this or the related oral presentation, including statements regarding USI’s strategy, financial position, estimated revenues and losses, projected costs, prospects and plans and objectives of management, including the benefits expected to be derived from the implementation of USI’s business strategy, are forward-looking statements. When used in this document, the words “will,” “could,” “believe,”
“anticipate,” “intend,” “estimate,” “expect,” “project,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. All forward-looking statements speak only as of the date of this document. You should not place undue reliance on these forward-looking statements.
Although USI believes that its plans, intentions and expectations reflected in or suggested by these forward-looking statements are reasonable, USI cannot assure you that these plans, intentions or expectations will be achieved. USI discloses important factors that could cause its actual results to differ materially from its expectations under “Risk
Factors”, “Management’ s Discussion and Analysis of Financial Conditions and Results of Operations” and elsewhere in its filings with the Securities and Exchange Commission. These cautionary statements qualify all forward-looking statements attributable to USI or persons acting on its behalf.

Webcast Participant Questions
Webcast Participant Questions
If you have questions during the webcast,
please email to:
sandra.usleman@usi.biz
If you have questions during the webcast,
please email to:
sandra.usleman@usi.biz

Agenda
Agenda
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A

USI Senior Management Team USI Senior Management Team
USI Senior Management Team
Experience with 200+ acquisitions sourced, completed, and integrated
Team has worked together in USI and other brokers for many years
Experience with 200+ acquisitions sourced, completed, and integrated
Team has worked together in USI and other brokers for many years
Name Position Industry Experience Age
David Eslick Chairman, President and CEO 25 46
Jeff Jones Chief Marketing Officer 28 51
Bob Schneider EVP & Chief Financial Officer 27 52
Ed Bowler Senior VP, Corporate Development 18 49
Ernest Newborn Senior VP, General Counsel and Secretary 16
48
Robert Nesbit Senior VP, Human Resources 2 49
Phil Larson VP, Operations 6 35

USI Profile USI Profile
USI Profile
A Market Leader
– 10th largest U.S. Broker based on 2004 revenues
(a)
– Leading Benefits Broker (represents 42% of 2004 total revenues)
National Scale with a Local Presence
– 72 Offices in 19 states
– 500+ sales professionals
– More than 60,000 commercial clients
Middle Market Focus
– Approximately 1.1 million middle market businesses in the U.S.
– Predominantly served by local and regional brokers
– Buying decisions are made by CEOs and CFOs who value convenience and comprehensive advice
Broad Product Resources and Distribution Capability
– Property & casualty, health & welfare, and financial services
– 5 broad product categories – over 20 products and services
Demonstrated Cross-Selling Success
– 52% of top 400 clients with at least 2 broad product categories
A Market Leader
– 10th largest U.S. Broker based on 2004 revenues
(a)
– Leading Benefits Broker (represents 42% of 2004 total revenues)
National Scale with a Local Presence
– 72 Offices in 19 states
– 500+ sales professionals
– More than 60,000 commercial clients
Middle Market Focus
– Approximately 1.1 million middle market businesses in the U.S.
– Predominantly served by local and regional brokers
– Buying decisions are made by CEOs and CFOs who value convenience and comprehensive advice
Broad Product Resources and Distribution Capability
– Property & casualty, health & welfare, and financial services
– 5 broad product categories – over 20 products and services
Demonstrated Cross-Selling Success
– 52% of top 400 clients with at least 2 broad product categories
(a)
Source: July 2005 Business Insurance magazine

Historical Perspective Historical Perspective
Historical Perspective
Integration Phase
Focus on consolidation
and integration efforts
while reducing
acquisition activity
Improved operating and
financial reporting
standards
Strengthened internal
controls
Standardized technology
platforms
Reduced staff headcount;
restructured select
employment agreements
Acquisition Phase
Pursued acquisition
strategy with a vision of
building a national
organization capable of
distributing a broad
range of financial
products and services
Majority of over 90
acquisitions completed
prior to December 31,
1999
Including acquisitions,
revenues increased from
$10.1 million in 1994 to
$254.6 million in 1999
Limited integration of
acquired businesses
Earnings Momentum/ IPO
Three consecutive
quarters of positive cash
flow from operations
IPO successfully
completed
Debt/capital ratio
significantly reduced
Strengthened
management team
Controlled-Growth Phase
Leverage strength of
current platform to
increase cross-selling
penetration and improve
organic growth
Acquisitions on highly-
selective basis
Pursue only selected
acquisitions that provide
significant opportunities
to leverage existing
infrastructure and expand
product/service
capabilities within
operating regions/offices
Proactively manage
balance sheet
Positioned
for growth
1994 Late 1999 Early 2002 2003
USI is well positioned to leverage its strong operating platform to grow organically and improve margins while pursuing selective strategic acquisitions

Earnings Levers Earnings Levers
Earnings Levers
Organic growth through all market and economic cycles
– Diversified revenue mix
– Proven, proactive cross-selling capability
Focused strategy for Operating margin expansion
Augment growth with accretive acquisitions
Management directly aligned with shareholders’ interest
– Substantial % of personal net worth is in USI equity
– 5+% of USI fully diluted ownership

Revenue Diversity Revenue Diversity
Revenue Diversity
Diversified Revenue Mix Diversified Revenue Mix National Scale and Local Presence* National Scale and Local Presence*
Total 2004 Revenues = $407 MM
Property and
Casualty
58%
Group
Employee
Benefits
35%
Specialized
Benefits
Services
7%
Corporate USI Offices
*Pro forma for Summit Global Partners & Patterson Smith acquisitions.
West Coast
22%
Midwest
9%
Northeast
37%
Midatlantic
10%
Southeast
7%
Southwest
15%

Distribution Diversity Distribution Diversity
Distribution Diversity
Retail Insurance Brokerage Retail Insurance Brokerage
Alternative Distribution & Other Products Alternative Distribution & Other Products
Property and Casualty
General Commercial Liability
Workers’ Compensation
Fidelity and Surety Bonds
Professional Liability
Personal Lines (Auto, Home, etc.)
Workplace Benefits
Core Benefits
Voluntary Benefits
Section 125 Plans
Flexible Spending Accounts
Total Compensation
Electronic Surveys
Print Communications
Association & Other Endorsed Products
Life, Health and Disability
Professional Liability
Workers’ Compensation
General Commercial Liability
Travel Insurance and Related Services
Personal Lines (Auto, Home, etc.)
Specialty Wholesale
Healthcare
Primary & Excess General
Liability
Executive Assurance
Professional Liability and E&O
Pharmaceutical Product Liability
Long-term care
Non-standard Physicians
Group Employee Benefits
Health
Life
Disability
Dental
Retirement
Wealth Management Products
Life
Disability
Estate Planning
Business Succession
Annuities

Agenda
Agenda
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A

Alternative
Distribution
Northwest
OR & WA
Northern
California
Midwest
IL & OH
Southwest
LA, TX & NM
Southeast
FL & TN
MidAtlantic
VA, GA & PA
Northeast
CT,  NY & NJ
New England
NH, MA & RI
Wholesale – P&C
National
Workplace
National
Affinity
National
Eastern
Retail
Western
Retail
South
Coast
Southern
California
USI Field Structure
USI Field Structure
USI’s field structure will be evolving into three major business segments, with ten Retail Brokerage Regions and three Alternative
Distribution “Regions”.

Regional Oversight
Regional Oversight
Flash Calls – first week of every month
CEO Calls – third week of every month
Executive Board – every quarter
Regional Reviews – every quarter
Budgeting – detailed annual planning
Policy & Procedures – strict compliance
Flash Calls – first week of every month
CEO Calls – third week of every month
Executive Board – every quarter
Regional Reviews – every quarter
Budgeting – detailed annual planning
Policy & Procedures – strict compliance
USI’s Corporate Executives oversee the field operations through a regularly scheduled meetings as well as frequent less formal interaction.

Documented Best Practices
Documented Best Practices
Operating Efficiency
Executive Compensation
Producer Compensation
Ins. Staff Compensation
Admin. Staff Compensation
Operating Expense
USI has documented the best practices for each functional area of retail brokerage.
Revenue Growth
Client Retention
Cross Selling
New Business
New Producers
Acquisition Execution
Acquisition Pipeline
Acquisition Integration
People & Culture
Performance Management
Variable Compensation
Culture & Environment

Continual Benchmarking
Continual Benchmarking
We are continually benchmarking the key business drivers for our
Operating Companies and developing specific business plans to improve their performance.
Unit OpCo Region Results Driver 1 Driver 2 Driver 3 Driver 4
1 OpCo 1 A % % % % %
2 OpCo 2 B % % % % %
3 OpCo 3 C % % % % %
4… OpCo 4 D % % % % %
30 OpCo 5 E % % % % %
31 OpCo 6 F % % % % %
32 OpCo 7 G % % % % %
Weighted Average % % % % %
Target % % % % %
Reporting Unit Metrics
Benchmarking

Agenda
Agenda
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A

Documented Best Practices
Documented Best Practices
Operating Efficiency
Executive Compensation
Producer Compensation
Ins. Staff Compensation
Admin. Staff Compensation
Operating Expense
People & Culture
Performance Management
Variable Compensation
Culture & Environment
Organic revenue growth will be driven by the ongoing
implementation of best practices.
Revenue Growth
Client Retention
Cross Selling
New Business
New Producers
Acquisition Execution
Acquisition Pipeline
Acquisition Integration

Organic Revenue Growth
Client Retention
– Client-centric focus
– Renewal strategies
– Stewardship process
Cross-Selling
– Continued focus, training, measurement and incentives
– Increase from 20% of total sales to 30%
New business production
– Standardized bi-weekly sales meetings across all offices
New producer recruitment
– Upgrade production talent
Proactively manage sales behavior
– Track and manage by results

Stewardship Accounts
Stewardship Accounts
Stewardship clients, accounts with over $50,000+ in
revenue make up approximately 1/3 of USI total revenue
Predictive client survey for Stewardship accounts
Formalized mandatory stewardship process
Use of mandatory Best Efforts on all Stewardship
accounts (new and existing)
Stewardship activity results monitored by corporate
Exit interviews for all lost Stewardship clients
Stewardship clients, accounts with over $50,000+ in
revenue make up approximately 1/3 of USI total revenue
Predictive client survey for Stewardship accounts
Formalized mandatory stewardship process
Use of mandatory Best Efforts on all Stewardship
accounts (new and existing)
Stewardship activity results monitored by corporate
Exit interviews for all lost Stewardship clients

Stewardship Process
Stewardship Process
Listen to the Client
“What should we keep doing, do more of and do
less of ?”
Institutionalize the client relationship (“C” level)
Develop cross sell opportunities
Develop referral opportunities
Agree on service plan
Listen to the Client
“What should we keep doing, do more of and do
less of ?”
Institutionalize the client relationship (“C” level)
Develop cross sell opportunities
Develop referral opportunities
Agree on service plan

Increases Increases Organic Organic Revenue Revenue Growth, Growth,
Improves Improves Client Client Retention Retention and and Perpetuates Perpetuates Revenue Revenue Diversification
Cross-Selling Strategy and Benefits Cross-Selling Strategy and Benefits
Cross-Selling Strategy and Benefits
Single distribution point for multiple
products and services
Definition of cross-sell must be across five
broad product categories
Compensation and recognition practices
reinforce cross-selling culture
Aggressive local management of cross
selling activities
Cross-selling is a MANDATORY activity
Single distribution point for multiple
products and services
Definition of cross-sell must be across five
broad product categories
Compensation and recognition practices
reinforce cross-selling culture
Aggressive local management of cross
selling activities
Cross-selling is a MANDATORY activity
Cross-selling leverages relationships by
allowing clients to use one trusted advisor
for all insurance and employee benefit needs
Improved client retention
Additional revenue from cross-selling
enhances organic growth rates
Cross-selling perpetuates revenue
diversification by encouraging sales from
other product and service categories
Reduced acquisition costs due to leveraging
existing relationships
Product diversification and cross selling
opportunity is a differentiator in our M&A
activities
Cross-selling leverages relationships by
allowing clients to use one trusted advisor
for all insurance and employee benefit needs
Improved client retention
Additional revenue from cross-selling
enhances organic growth rates
Cross-selling perpetuates revenue
diversification by encouraging sales from
other product and service categories
Reduced acquisition costs due to leveraging
existing relationships
Product diversification and cross selling
opportunity is a differentiator in our M&A
activities
Strategy Strategy Benefits Benefits

Proven Strategy and Opportunity
Proven Strategy and Opportunity
Top 15 clients ranked by revenues
Cross-Sell / Cross-Service Matrix
Sold business or currently being provided to client
Proposed and pending
Blocked or proposed; did not sell the account
Retirement
Core
Benefit
Enrollment
Account
Name
Package GL Umbrella Auto WC Surety Health Life Disability Retire/401k Voluntary
Pers.
P&C
Life Disability Estate
Def.
Comp
Account 1
Account 2
Account 3
Account 4
Account 5
Account 6
Account 7
Account 8
Account 9
Account 10
Account 11
Account 12
Account 13
Account 14
Account 15
Business Property & Casualty Employee Benefits Executive Benefits

Cross-Selling Success
= Increase
= Decrease
Product Category 2004 Retention
1 92%
2 96%
3 100%
4+ 98%
Overall Retention 95%
# of Product # of Product
Categories Sold Categories Sold
2002 2003 2004 2002 2003 2004
1 or more 15 15 15 400 400 400
2+ 10 14 13 173 189 207
3+ 7 9 8 66 67 78
4+ 4 3 5 25 30 36
Top 15 Accounts Top 400 Accounts

Management of Production Talent
Management of Production Talent
Manage our producer pipeline similar to our SFA
system
Management of our bottom quartile producers
– Up or out process
– 61 producers termed October YTD
Strict qualification process
– Intensive interviews in the field
– Testing for sales aptitude and skills
– Review process that starts in the field and ends with a producer review committee at Corporate
Result New Producers October YTD.
– 47 new producers hired
– 65 very interested candidates
Manage our producer pipeline similar to our SFA
system
Management of our bottom quartile producers
– Up or out process
– 61 producers termed October YTD
Strict qualification process
– Intensive interviews in the field
– Testing for sales aptitude and skills
– Review process that starts in the field and ends with a producer review committee at Corporate
Result New Producers October YTD.
– 47 new producers hired
– 65 very interested candidates

Sales Management
Sales Management
Proactively manage sales behavior, real-time monitoring
– Standardized bi-weekly sales meetings across all offices
– Formalized goal setting and pipeline management process
– Senior management involvement in the sales process
– Formalized client stewardship process in all regions
– Standard technology platform for monitoring sales pipeline
Field based best practices drives the culture
Personal accountability
– Track results and benchmark by Region and by Operating Company

Continual Benchmarking
Continual Benchmarking
Unit OpCo Region
Organic
Growth
Gross
Lost
Non
Recur
Gross
New
Other
Items
Renewal
Changes
1 OpCo 1 A % % % % % %
2 OpCo 2 B % % % % % %
3 OpCo 3 C % % % % % %
4… OpCo 4 D % % % % % %
30 OpCo 5 E % % % % % %
31 OpCo 6 F % % % % % %
32 OpCo 7 G % % % % % %
Weighted Average % % % % % %
Target % % % % % %
Organic NCF Growth
Reporting Unit Metrics

Organic Revenue Growth
Client Retention
– Client-centric focus
– Renewal strategies
– Stewardship process
Cross-Selling
– Continued focus, training, measurement and incentives
– Increase from 20% of total sales to 30%
New business production
– Standardized bi-weekly sales meetings across all offices
New producer recruitment
– Upgrade production talent
Proactively manage sales behavior
– Track and manage by results

Agenda
Agenda
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A

Documented Best Practices
Documented Best Practices
Operating Efficiency
Executive Compensation
Producer Compensation
Ins. Staff Compensation
Admin. Staff Compensation
Operating Expense
Ongoing margin expansion will be driven by final 2005 charges and the ongoing implementation of best practices.
Revenue Growth
Client Retention
Cross Selling
New Business
New Producers
Acquisition Execution
Acquisition Pipeline
Acquisition Integration
People & Culture
Performance Management
Variable Compensation
Culture & Environment

Margin Expansion
2004A
25.2
40%
0%
Insurance
Brokerage
Specialized
Benefits
Corporate
Segment
Operating
Income
20%
10%
30%
Target
30.0 21.8 30.0
6.8 5.0
18.1 25.0
Our goal is to achieve a mid-20’s Operating Income margin by driving field margins to 30.0% and corporate expense to 5.0%.
Note:  2004 Reporting Segments
Note:  Depreciation is approximately 2.0% of overall of revenue.

Traditional Retail Brokerage
Traditional retail brokerage operations comprise approximately 2/3 of
USI’s revenue and have the most opportunity for margin expansion.
Target
Note:  2005 forecast; direct expenses only
Operating Income
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
A B F E C D G H
Retail Brokerage Regions
Operating Income
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
40.0%
A B F E C D G H
Retail Brokerage Regions

Compensation Expense
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
A B C D E F G H
Retail Brokerage Regions
Compensation Expense
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
A B C D E F G H
Retail Brokerage Regions
Compensation Ratios
Compensation Ratios
The margin improvement opportunity from compensation expense varies by Region.
Note:  2005 Forecast
Target
Focus Areas

Compensation Opportunities
Compensation Opportunities
Align executives with
regions and operating
companies
Increase focus on
“four-wall”
accountability
Increase focus on
performance based
compensation
Executives
USI reviews compensation ratios by type of employee.  Some high-
level efficiency opportunities are summarized below.
Producers
Ins. Staff
Consolidate
redundant back-office
functions
Increase focus on
performance based
compensation
Manage staffing
levels by function
Normalize outlier
contracts (5% of total
remaining)
Manage account
minimums and book
transitions
Manage
developmental
producers (10% of
total)
Increase focus on
departmental results
Increase focus on
performance based
compensation
Increase ratio of
higher margin
business
Admin. Staff

OpEx Ratios
OpEx Ratios
The margin improvement opportunity from operating expense also varies by Region.
Note:  2005 Regional Estimates
Target
Focus Areas
Operating Expense
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
A B C D E F G H
Retail Brokerage Regions

OpEx Opportunities
OpEx Opportunities
Work through
remaining legacy /
problem leases
Drive efficiency levels
below 250 square feet
per person
Reduce length of new
lease terms to prevent
future problems
Leverage newly
automated T&E system
for better compliance
Use aggregated data
to negotiate vendor
discounts
Tightly manage
advertising and
promotions
Review comparative
metrics and continually
focus on outliers
Hold local executives
accountable for hitting
specific expense
targets
Occupancy
Selling Other
USI reviews operating expense ratios by type of expense.  High-
level opportunities for increased efficiency are summarized below.
Prof. Svcs.
•
Provide appropriate
level of professional
services
•
Improve internal risk
management to reduce
level of claims
•
Tightly manage
outside legal services

Efficiency Initiative Program
Efficiency Initiative Program
The total efficiency initiative charges represent less than 4.0% of revenue and helped to expand margins by approximately 200 bps YTD in a very challenging market environment.
Total
Other
Severance
Producers
Real Estate
Category
Date the action is taken
When employee is notified.
The date the contract is signed
When contract is restructured or
property is abandoned
GAAP Charge Process
Eliminated legacy contracts $ 2,650,000
$ 19,396,000
Eliminated redundant executive
and manager positions
$ 6,000,000
Restructured 40 outlier producer
contracts.
$ 7,172,000
Restructured or eliminated 9
leases.
$ 3,574,000
Description Charge
Efficiency Charges:  Q4 2004 – Q4 2005

Continual Benchmarking
Continual Benchmarking
We benchmark each of our operating companies against the USI average and also against our target levels.
Unit OpCo Region
Op Income
Margin
Exec.
Comp.
Prod.
Comp.
Insur.
Comp.
Admin.
Comp.
Taxes &
Benefits
Gen.
OpEx Dep.
1 OpCo 1 A % % % % % % % %
2 OpCo 2 B % % % % % % % %
3 OpCo 3 C % % % % % % % %
4… OpCo 4 D % % % % % % % %
30 OpCo 5 E % % % % % % % %
31 OpCo 6 F % % % % % % % %
32 OpCo 7 G % % % % % % % %
Weighted Average % % % % % % % %
Target % % % % % % % %
Operating Income Efficiency Ranking
Reporting Unit Metrics

Benchmarking Process
Benchmarking Process
Given the big opportunity for reducing operating expense, we drive into further bench-marketing detail within the OpEx category
Unit OpCo Region
Total
Opex
Selling
Exp.
Building
Ocpy
Furn &
Equip
Comm
Exp Gen Exp
1 OpCo 1 A % % % % % %
2 OpCo 2 B % % % % % %
3 OpCo 3 C % % % % % %
4… OpCo 4 D % % % % % %
30 OpCo 5 E % % % % % %
31 OpCo 6 F % % % % % %
32 OpCo 7 G % % % % % %
Weighted Average % % % % % %
Target % % % % % %
Reporting Unit Metrics
Operating Expense Ranking

OpCo Business Plans
OpCo Business Plans
We compare the metrics for each operating company against prior year and target figures.  We then determine what actions are required to drive the required margin improvement by category.
Spread vs. Spread vs.
Operating Efficiency OpCo Prior Yr. Target Action Plan Examples
Executive Comp. % % % Eliminate position in OpCo xxx
Producer Comp. % % % Renegotiate 3 outlier contracts
Ins. Staff Comp. % % % Improve staffing ratios
Admin Staff Comp. % % % Consolidate back-offce
Taxes and Benefits % % % XXXXXX
Operating Expense % % % Move Opco XXX to Smaller Office
Operating Income Margin % % %

Operating Income
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
35.0%
2004 Actual 2005 Forecast 2006 Forecast
Year
Quartile Analysis
The top three quartiles require continual fine tuning, while the bottom quartile requires more significant improvements.
Note:  2005 Forecast
17 OpCo’s
26 OpCo’s
32 OpCo’s

USI Corporate is committed to reducing the corporate expense ratio to achieve our overall efficiency goals.
Corporate Expense Plans
Corporate Expense Plans
Corporate Expense Ratio
4.8%
5.7%
6.8%
6.0%
3.5%
4.0%
4.5%
5.0%
5.5%
6.0%
6.5%
7.0%
2002A 2003A 2004A 2005F
Public Company
Related Expense
Year

Operations Summary
Operations Summary
USI’s margin improvement will largely be driven by
efficiency gains in traditional retail brokerage.
Best practices management has been documented
implemented throughout the company.
USI’s expense metrics are continually measured and
communicated broadly to the field.
Detailed plans are in place at the local and regional
level to achieve the targeted results.
USI will also benefit from spreading its corporate
overhead over a larger revenue base.
USI’s margin improvement will largely be driven by
efficiency gains in traditional retail brokerage.
Best practices management has been documented
implemented throughout the company.
USI’s expense metrics are continually measured and
communicated broadly to the field.
Detailed plans are in place at the local and regional
level to achieve the targeted results.
USI will also benefit from spreading its corporate
overhead over a larger revenue base.

Agenda
Agenda
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A

USI Workplace Benefits
USI Workplace Benefits
Division Overview
– Core Benefit Communications
– Core Benefit Enrollment
– Voluntary Benefits Implementation
Division Overview
– Core Benefit Communications
– Core Benefit Enrollment
– Voluntary Benefits Implementation

Service Model
Service Model
Electronic Benefit Enrollment and Communication:
–
Core Benefits
–
Section 125
–
Voluntary Benefits
–
Flexible Spending Accounts
–
Total Compensation
Data Services and Data Cleansing
–
Payroll files, HRIS files, carrier files
Electronic Surveys
Print Communications
–
Posters
–
Letters/ postcards
–
Open Enrollment Brochures
–
Total Compensation Statements
–
Post-Enrollment Confirmation Statements
Electronic Benefit Enrollment and Communication:
–
Core Benefits
–
Section 125
–
Voluntary Benefits
–
Flexible Spending Accounts
–
Total Compensation
Data Services and Data Cleansing
–
Payroll files, HRIS files, carrier files
Electronic Surveys
Print Communications
–
Posters
–
Letters/ postcards
–
Open Enrollment Brochures
–
Total Compensation Statements
–
Post-Enrollment Confirmation Statements

45 Target Markets Target Markets Middle Market Employers Large Employers Unions Association Middle Market Employers Large Employers Unions Association

Value Proposition
Value Proposition
Substantially enhance benefit education process
for employees:
–
Increase employee satisfaction and retention
–
Respond to the needs of employers to effectively
communicate the migration towards defined contribution
Create a better, more efficient enrollment process
Leverage growth in voluntary benefits
marketplace
Increase the return on benefit investment for
employers
Substantially enhance benefit education process
for employees:
–
Increase employee satisfaction and retention
–
Respond to the needs of employers to effectively
communicate the migration towards defined contribution
Create a better, more efficient enrollment process
Leverage growth in voluntary benefits
marketplace
Increase the return on benefit investment for
employers

Enhancing Benefit Education
Enhancing Benefit Education
Benefit Communications
– “A below average benefits package supported
by good communication practices has a much
stronger, positive correlation with benefits
satisfaction than does an above-average
benefits package teamed with poor
communication.”
Benefit Communications
– “A below average benefits package supported
by good communication practices has a much
stronger, positive correlation with benefits
satisfaction than does an above-average
benefits package teamed with poor
communication.”
WorkUSA 2004/2005
Watson Wyatt Study: Effective Employees Drive Financial Results

Enhancing Benefit Education
Enhancing Benefit Education
Above-Average Benefits
Effective
Communication
Ineffective
Communication
Below-Average Benefits
83.6%
25.7% 22.1%
76.2%
Percentage of employees responding favorably
WorkUSA 2004/2005
Watson Wyatt Study: Effective Employees Drive Financial Results

Enhancing Benefit Education
Enhancing Benefit Education
USI Workplace Enhances Benefit Education
Using a Proven Strategy:
– Scripted benefit education curriculum
– One-to-One Counseling in a private setting via face-to-
face or call center
– Interactive electronic modeling and presentations
– Web reference resources
– Printed reference material
USI Workplace Enhances Benefit Education
Using a Proven Strategy:
– Scripted benefit education curriculum
– One-to-One Counseling in a private setting via face-to-
face or call center
– Interactive electronic modeling and presentations
– Web reference resources
– Printed reference material

Creating a more efficient enrollment process
Creating a more efficient enrollment process
Plan Participation will improve
–
Understanding equals participation
•
Section 125
•
FSA’s
•
401(k)
•
HSA’s/HRA’s
•
Voluntary Benefits
Employee Data will be more accurate and
complete
Data Transfers to HRIS, Payroll and Carriers
will be more efficient
Plan Participation will improve
–
Understanding equals participation
•
Section 125
•
FSA’s
•
401(k)
•
HSA’s/HRA’s
•
Voluntary Benefits
Employee Data will be more accurate and
complete
Data Transfers to HRIS, Payroll and Carriers
will be more efficient

$1.5
$2.0
$2.5
$3.0
$3.5
$4.0
$4.5
$5.0
1997 1998 1999 2000 2001 2002 2003 2004 2005
Source: 2005 US Worksite Study, Eastbridge Consulting.
Total Voluntary Benefit Sales
(in billions)
Total Voluntary Benefit Sales
(in billions)
Meeting the Needs of a Growing Marketplace:
Voluntary Benefits
Meeting the Needs of a Growing Marketplace:
Voluntary Benefits

Voluntary Benefits
Voluntary Benefits
USI’s approach:
–
Provide diverse benefit choices for employees
–
Utilize the industry’s leading carriers
–
Execute a more responsible communication model
with salaried benefit counselors
USI’s approach:
–
Provide diverse benefit choices for employees
–
Utilize the industry’s leading carriers
–
Execute a more responsible communication model
with salaried benefit counselors

The Result
The Result
Utilize voluntary benefit revenue to offset the
cost of enhancing our client’s benefit
communication strategy
Provide a turn-key process that produces a
predictable ongoing revenue stream
Enhance client persistency
Utilize voluntary benefit revenue to offset the
cost of enhancing our client’s benefit
communication strategy
Provide a turn-key process that produces a
predictable ongoing revenue stream
Enhance client persistency

Why Do Our Clients Partner with USI Workplace?
Why Do Our Clients Partner with USI Workplace?
Employees are making uneducated benefit elections
Need to improve the efficiency and effectiveness of their open enrollment
Making benefit plan design changes, such as the introduction of CDHC and HSA’s
Desire to implement Voluntary Benefits using salaried counselors
Unions & Associations interested in introducing voluntary benefit programs to their members
Employee demographic and benefit data is outdated or inadequate
Lack of participation in FSA and/or 401(k)/403(b) accounts
Employees do not appreciate the true cost of benefits and their importance as part of their total compensation
Multiple enrollment forms and inefficient post-enrollment carrier data feeds
Has the need to offset print communications costs
Employees are making uneducated benefit elections
Need to improve the efficiency and effectiveness of their open enrollment
Making benefit plan design changes, such as the introduction of CDHC and HSA’s
Desire to implement Voluntary Benefits using salaried counselors
Unions & Associations interested in introducing voluntary benefit programs to their members
Employee demographic and benefit data is outdated or inadequate
Lack of participation in FSA and/or 401(k)/403(b) accounts
Employees do not appreciate the true cost of benefits and their importance as part of their total compensation
Multiple enrollment forms and inefficient post-enrollment carrier data feeds
Has the need to offset print communications costs

USI Workplace Benefits
USI Workplace Benefits
Voluntary Benefits is a large and growing market
Largest Independent Distributor of Voluntary Products in the Industry
Industry’s most recognized proprietary technology platform
(ResourceOne)
Industry’s largest call center operation
Regional Sales Model with national network of sales professionals
In-force Premium Volume of Approx. $200M and 800,000 policyholders
Client list with 1,000+ companies, 3,000,000+ employees, that includes many market leaders
Experienced, creative management team
Proven implementation model
Voluntary Benefits is a large and growing market
Largest Independent Distributor of Voluntary Products in the Industry
Industry’s most recognized proprietary technology platform
(ResourceOne)
Industry’s largest call center operation
Regional Sales Model with national network of sales professionals
In-force Premium Volume of Approx. $200M and 800,000 policyholders
Client list with 1,000+ companies, 3,000,000+ employees, that includes many market leaders
Experienced, creative management team
Proven implementation model
Highlights
Highlights

Agenda
Agenda
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A

Documented Best Practices
Documented Best Practices
Operating Efficiency
Executive Compensation
Producer Compensation
Ins. Staff Compensation
Admin. Staff Compensation
Operating Expense
Ongoing margin expansion will be driven by final 2005 charges and the ongoing implementation of best practices.
Acquisition Execution
Acquisition Pipeline
Acquisition Integration
People & Culture
Performance Management
Variable Compensation
Culture & Environment
Revenue Growth
Client Retention
Cross Selling
New Business
New Producers

Disciplined Acquisition Strategy Disciplined Acquisition Strategy
Disciplined Acquisition Strategy
Highly fragmented industry with over 13,000 agencies between $0.5 - $10.0 million in revenue, for a combined $20.0 billion in total revenue
– USI’ s highly experienced management team has demonstrated its ability to identify, negotiate, consummate and integrate over 200 acquisitions
Disciplined acquisition strategy
– Strong management talent, with desire to grow beyond stand-alone capabilities
– Current geographic footprint
– Fold-in acquisitions preferred
Must meet financial criteria
– Accretive to cash earnings per share in first 12 months
– Target purchase price within 6-7x Pro Forma EBITDA (excluding synergies)
– Mix of cash, seller notes and stock
– Minimum IRR of 15% for stand-alone operations and 12% for fold- in operations
Passed on 35 potential transactions, approximately $413 million in revenue
2005 YTD, that did not meet our criteria
Every acquisition that initially meets USI’s criteria is thoroughly reviewed by senior management and the Board of Directors before entering into a binding purchase commitment with a potential target
Highly fragmented industry with over 13,000 agencies between $0.5 - $10.0 million in revenue, for a combined $20.0 billion in total revenue
– USI’ s highly experienced management team has demonstrated its ability to identify, negotiate, consummate and integrate over 200 acquisitions
Disciplined acquisition strategy
– Strong management talent, with desire to grow beyond stand-alone capabilities
– Current geographic footprint
– Fold-in acquisitions preferred
Must meet financial criteria
– Accretive to cash earnings per share in first 12 months
– Target purchase price within 6-7x Pro Forma EBITDA (excluding synergies)
– Mix of cash, seller notes and stock
– Minimum IRR of 15% for stand-alone operations and 12% for fold- in operations
Passed on 35 potential transactions, approximately $413 million in revenue
2005 YTD, that did not meet our criteria
Every acquisition that initially meets USI’s criteria is thoroughly reviewed by senior management and the Board of Directors before entering into a binding purchase commitment with a potential target

Due Diligence and Integration Process
Due Diligence and Integration Process
Comprehensive due diligence process
– Financial review
– Operational review
– Legal review
– Human resource review
Detailed presentation to our Board of Directors
– Business overview
– Investment considerations
– Historical and forecasted results
– Cash flow and IRR
– Impact on USI Income Statement
Immediate integration process
– Plan in place at date of acquisition
– Synergies clearly identified
– Monitoring and tracking of identified synergies and other deliverables

2003-2004 Acquisitions
2003-2004 Acquisitions
Agency Revenue Location
Guild Agency 2.4 $      Westbury, NY Not for Profit
Hastings Tapley 11.8 $    Boston, Mass Entry into Boston market
BMI Insurance 4.5 $      Long Beach, CA Property
O'Leary-Kientz 4.1 $      Cincinnati, OH Construction
Benefits Team 1.9 $      Houston, TX Employee Benefits
Diversified Insurance 0.8 $      Chicago, IL Employee Benefits
Bertholon-Rowland Corp. 25.0 $    New York, NY Legal Professional
Dodge, Warren, & Peters 25.0 $    Los Angeles, CA Expansion in So. Cal.
Future Planning Associates 10.0 $    Matawan, NJ Union endorsed programs
Benefit Partners of America 4.0 $      Nashville, TN Worksite marketing
2003 -2004 Total 89.5 $
Specialty or Focus
2003–2004 acquisitions ($ millions)

2005 Acquisitions
2005 Acquisitions
Agency Revenue Location
Patterson//Smith 11.0 $    Falls Church, VA Expansion of DC
Summit Global Partners 66.0 $    TX, FL, IL, other Expansion Texas and Florida
Chase Insurance Agency 3.5 $      New York, NY P&C
Humanex 2.5 $      San Francisco, CA Employee Benefits
Benefits Unlimited 2.5 $      Cranston, RI Employee Benefits
David A. Bamel 3.0 $      Woburn, MA Employee Benefits
Cross & Associates, Inc. 5.2 $      Cincinnati, OH Employee Benefits
CBIZ Worksite Services, Inc. 6.0 $      Orlando, FL Large account Worksite Marketing
Dascit, White & Winston, Inc. 3.7 $      New York, NY GA Employee Benefts expansion
2005 Total 103.4 $
Speicalty or Focus
2005 YTD acquisitions ($ millions)

Acquisition Integration Example
Patterson//Smith Associates
Acquisition Integration Example
Patterson//Smith Associates
PSA was founded in 1961 and operates out of a single office in Falls Church,
Virginia
With approximately $11 million in revenues, PSA was one of the largest independently owned insurance brokerage firms in the Washington Metropolitan market
Provides Property & Casualty and Benefits products to middle-market customers throughout the D.C. area
Patterson//Smith Associates (“PSA”) Overview
Combined with our existing Alexandria, Virginia office, USI now has over $17 million of revenues in the D.C. market
PSA has exhibited a strong track record of revenue growth and attractive margins (mid 20s)
Proven management team with significant insurance brokerage expertise
Similar sales and management culture
Closed February 1, 2005
Summary acquisition rationale

Patterson//Smith Associates
Integration Update – Closed 02/01/05
Patterson//Smith Associates
Integration Update – Closed 02/01/05
Integration item
Target
date
Field
owner
Corporate
owner Status
Management
Senior management selected Closing Fulton Eslick Completed prior to Closing
Secondary management selected Closing Fulton Eslick Completed prior to Closing
Office Consolidations
Consolidate USI Alexandria office into PSA office 4/1/2005 Fulton Larson Completed on 4/1
Producer Compensation
All producers within target compensation structure Closing Snyder Bowler Buy-down completed at Closing
Insurance Operations and Staff Compensation
Determine appropriate staffing level Closing Snyder Larson Completed prior to Closing
Determine appropriate compensation level Closing Snyder Larson Completed prior to Closing
Operating Expense
Develop plan to deliver at least 30% EBITDA margins Ongoing Snyder Larson Ongoing; full plan with 2006 budget
No expense line items in the USI Bottom Quartile Ongoing Snyder Larson Ongoing
Sales Training / Communications
Introduction of USI sales model 5/1/2005 Geoffray Usleman Ongoing; commenced on 4/1/05
MiAvenue training for all producers and office leaders 5/1/2005 Geoffray Usleman Conducted on 4/13/05
Cross-selling training for producers and account
managers 5/1/2005 Geoffray Usleman Completed on schedule
Sales and Operations

Patterson//Smith Associates
Integration Update – Closed 02/01/05 (cont’d)
Patterson//Smith Associates
Integration Update – Closed 02/01/05 (cont’d)
Integration item
Target
date
Field
owner
Corporate
owner Status
Finance
Develop full year forecast 3/1/2005 Snyder Schneider Completed on 3/1/2005
Begin monthly flash reporting to Corporate 3/1/2005 Snyder Schneider Completed on 3/1/2005
Human Resources
Transition to USI payroll 4/1/2005 Hottle Van Orman Completed on 4/1/2005
Transition to USI benefits programs 5/1/2005 Hottle Van Orman Enrollment completed on 4/13/2005
Town Hall meeting for all new employees 3/1/2005 Fulton Eslick Completed at Closing
Orientation for new executives 3/1/2005 Fulton C. Smith Executive orientation held on 3/1 & 3/2
Implementation of USI Policies & Procedures 3/1/2005 Fulton Larson Implementation complete
Full compliance with USI Code of Conduct 3/1/2005 Fulton Newborn Document distributed to all employees
All non-production employees have performance
rating (within 6 months) 7/1/2005 Hottle C. Smith Completed
Business and professional developmental goals
are documented for all employees 7/1/2005 Hottle C. Smith Completed
Merit pay increases are correlated positively with
performance ratings 7/1/2005 Hottle C. Smith Completed
Information Technology
Integration of USI and PSA Networks 5/1/2005 Snyder Pomer Completed
Administration

Acquisition Pipeline
Acquisition Pipeline
$320
$329
$339
$287
$305
$253
$191
$167
$130
$104
$10
$0
$50
$100
$150
$200
$250
$300
$350
$400
Q1
2003
Q2
2003
Q3
2003
Q4
2003
Q1
2004
Q2
2004
Q3
2004
Q4
2004
Q1
2005
Q2
2005
Q3
2005

Acquisition Summary
Acquisition Summary
Acquisitions are the third leg of the strategy, after
organic growth and margin expansion
Acquisition candidates must subscribe to the USI
culture
Acquisitions must meet our financial hurdles
Immediate integration of acquired businesses

Agenda
Agenda
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A

Documented Best Practices
Documented Best Practices
Operating Efficiency
Executive Compensation
Producer Compensation
Ins. Staff Compensation
Admin. Staff Compensation
Operating Expense
Ongoing margin expansion will be driven by final 2005 charges and the ongoing implementation of best practices.
Revenue Growth
Client Retention
Cross Selling
New Business
New Producers
Acquisition Execution
Acquisition Pipeline
Acquisition Integration
People & Culture
Performance Management
Variable Compensation
Culture & Environment

Identify, Mentor, Train, and Develop Talent
Identify, Mentor, Train, and Develop Talent
Performance management program for all associates
– Expected distribution
– Bonuses and increases align with performance
– Common USI leadership competencies and values
Field based “talent reviews”
– Exposure for high-potentials
– Executive discussion on key talent, Organization structures, and weak players
Actively recruit senior talent to fill current needs and for future leadership as we continue to raise the “performance bar”
Establish “succession plan” for each critical leadership position – “who would take over if?”
– Identify future leaders who would likely fill the position
– Develop specific customized training for these leaders to acquire necessary skills and capabilities
Production talent
– Apprenticeships/Intern programs to develop entry level pipeline
– Field based contract recruiters targeting  existing industry talent as well as non-
industry sales hires
Executive coaching for key senior executives
Performance management program for all associates
– Expected distribution
– Bonuses and increases align with performance
– Common USI leadership competencies and values
Field based “talent reviews”
– Exposure for high-potentials
– Executive discussion on key talent, Organization structures, and weak players
Actively recruit senior talent to fill current needs and for future leadership as we continue to raise the “performance bar”
Establish “succession plan” for each critical leadership position – “who would take over if?”
– Identify future leaders who would likely fill the position
– Develop specific customized training for these leaders to acquire necessary skills and capabilities
Production talent
– Apprenticeships/Intern programs to develop entry level pipeline
– Field based contract recruiters targeting  existing industry talent as well as non-
industry sales hires
Executive coaching for key senior executives

Agenda
Agenda
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A

Historical Operating Performance
Historical Operating Performance
Revenue Revenue Operating Income Operating Income
(2) (2)
$ in thousands $ in thousands
(2) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliations to GAAP financial measures.
(3) 4Q 2004 excludes $12.4mm in Identified 4th Quarter Expenses related to the Company’s margin improvement plan.
(4) In the first quarter of 2005, the Company recorded expenses of $4.1 million (including the severance charge related to the resignation of USI's Chief Operating Officer). The expenses were comprised of employee severance and related benefits and lease termination costs. Additionally, in the first quarter of 2005, the Company recorded expenses of $8.1 million related to the acquisition of Summit Global Partners. In the second quarter of 2005, the Company recorded $0.3 million in additional acquisition integration expenses related to 2005 acquisitions and an adjustment to revenues and related producer compensation payable of $2.2 million and $0.1 million, respectively, related to a change in accounting estimate. In the third quarter of 2005, the Company recorded an adjustment to revenues and related producer compensation payable of $0.8 million and $0.4 million, respectively, related to the change in accounting estimate and $2.9 million in expenses related to the margin improvement plan.
(1) YTD 2005 Revenue excludes a $2.9mm adjustment related to a change in accounting estimate.
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
2001 2002 2003 2004 YTD
2004
YTD
2005
0
50,000
100,000
150,000
200,000
250,000
300,000
350,000
400,000
450,000
2001 2002 2003 2004 YTD
2004
YTD
2005
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
2001 2002 2003 2004 (3) YTD
2004
YTD
2005
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
80,000
2001 2002 2003 2004 (3) YTD
2004
YTD
2005
(1) (4)

($ in millions)
Fiscal year First 9 months LTM
2001 2002 2003 2004 2004 2005 9/30/05
Operating Revenues
(1)
$304.5
$321.4  $345.5  $407.2  $291.9 $374.8 $490.0
Total Operating Expenses 272.7  265.7  272.4  337.8  234.4 310.0 413.4
Depreciation 12.7 11.0 9.5 8.7 6.4 7.2 9.5
Operating Income
(2)
41.5  54.5 64.0 73.4 51.2 72.6 94.7
Operating Highlights
Operating Highlights
Proven Proven track track record record of of consistently consistently growing growing Revenue Revenue and and Operating Operating Income Income
Revenue increased at CAGR of 13.5% from 2001 to the last twelve months ended September 30, 2005
Operating Income increased at a 24.6% CAGR from 2001 to the last twelve months ended September 30, 2005
Improved operating efficiency evidenced by increase in Operating margin from 13.6% in 2001 to 19.3% for the last twelve months ended September 30, 2005, excluding identified and non-recurring expenses
(1)  YTD 2005 Revenue excludes $2.9 million adjustment related to a change in an accounting estimate.
(2) Operating Income is defined as Operating Revenues minus Compensation and Employee Benefits, Equity Based  Compensation, Other Operating Expenses
and Depreciation; excludes certain identified expenses (see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliation to GAAP financial measures).

2.3x
3.3x
5.3x
9.6x
7.9x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
2001 2002 2003 2004 Q305
LTM
2.3x
3.3x
5.3x
9.6x
7.9x
0.0x
2.0x
4.0x
6.0x
8.0x
10.0x
12.0x
2001 2002 2003 2004 Q305
LTM
2.0x 2.0x
1.8x
2.4x
0.0x
0.5x
1.0x
1.5x
2.0x
2.5x
3.0x
3.5x
4.0x
4.5x
5.0x
2002 2003 2004 Q305
LTM
Credit Ratios
Credit Ratios
Debt/Total Capitalization Debt/Total Capitalization Debt/Adjusted PF EBITDA Debt/Adjusted PF EBITDA
(a) (a)
EBITDA EBITDA
(b) (b)
/Interest expense /Interest expense
(c) (c)
(a)
Represents adjusted pro forma EBITDA (including pro forma EBITDA from acquisitions), as per covenant calculation methodology.
(b)
EBITDA is defined as Total Revenues minus Compensation and Employee Benefits, Equity Based Compensation and Other Operating Expenses; excludes certain identified expenses (see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliation to GAAP financial measures).
(c)
Interest expense excludes non-cash expenses of $2.6 million  and $4.0 million related to early extinguishment of debt in 2002 and 2003, respectively.
39.2%
37.3%
32.3%
37.0%
66.2%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
2001 2002 2003 2004 Q305
39.2%
37.3%
32.3%
37.0%
66.2%
0.0%
10.0%
20.0%
30.0%
40.0%
50.0%
60.0%
70.0%
2001 2002 2003 2004 Q305

2005 2004 2004 2003
Total Revenues
(b)
374,759 $           291,970 $        407,198 $   345,531 $
Operating Income
(c)
72,566                 51,217             73,402         64,032
Income from Continuing Operations
plus Amortzation of Intangibles
(c)
44,634                 33,745             47,291         40,492
Fully Diluted Shares 56,303                 48,995             49,127         46,028
Per Share:
Income from Continuing Operations
plus amortization of intangible assets
(c)
0.79 $                  0.69 $              0.96 $          0.88 $
Growth in Cash EPS 14.5% 9.1%
Year Ended Nine Months Ended September 30,
2005 2004 2004 2003
Total Revenues
(b)
374,759 $           291,970 $        407,198 $   345,531 $
Operating Income
(c)
72,566                 51,217             73,402         64,032
Income from Continuing Operations
plus Amortzation of Intangibles
(c)
44,634                 33,745             47,291         40,492
Fully Diluted Shares 56,303                 48,995             49,127         46,028
Per Share:
Income from Continuing Operations
plus amortization of intangible assets
(c)
0.79 $                  0.69 $              0.96 $          0.88 $
Growth in Cash EPS 14.5% 9.1%
Year Ended Nine Months Ended September 30,
USI Summary Income
USI Summary Income
(a)
(a)
Statement
Statement
(a) Please see Appendix for definitions of non-GAAP financial measures used throughout this presentation and related reconciliations to GAAP financial measures.
(b) YTD 2005 Revenue excludes a $2.9mm adjustment related to a change in an accounting estimate.
(c) 4Q 2004 excludes $12.4mm in Identified 4th Quarter Expenses related to the Company’s margin improvement plan. In the first quarter of 2005, the Company recorded expenses of $4.1 million (including the severance charge related to the resignation of USI's Chief Operating Officer). The expenses were comprised of employee severance and related benefits and lease termination costs. Additionally, in the first quarter of 2005, the Company recorded expenses of $8.1 million related to the acquisition of Summit Global Partners. In the second quarter of 2005, the Company recorded $0.3 million in additional acquisition integration expenses related to 2005 acquisitions and an adjustment to revenues and related producer compensation payable of $2.2 million and $0.1 million, respectively, related to a change in accounting estimate. In the third quarter of 2005, the Company recorded an adjustment to revenues and related producer compensation payable of $0.8 million and $0.4 million, respectively, related to the change in accounting estimate and $2.9 million in expenses related to the margin improvement plan.

($ thousands)
9/30/2005 12/31/2004
Operating Cash 30,099 $       2,887 $
Debt:
     Term loan & revolver (a) 212,050 $      128,438 $
     Seller notes and other debt 25,900          27,887
Total Debt 237,950        156,324
Total Stockholders’ Equity 404,492        327,565
Total Capitalization 642,442 $      483,889 $
Leverage:
Debt/LTM PF EBITDA (b) 2.4x 1.8x
Debt/Total Capitalization 37.0% 32.3%
(a) As of 9/30/05, there was $28.8 million available under the revolver.
(b) LTM PF EBITDA adjusted to reflect Pro Forma EBITDA from acquisitions completed to date. (see Appendix for definitions of non- GAAP financial measures used throughout this presentation and related reconciliation to GAAP financial measures)
As of
Capitalization
Capitalization

Financial Summary
Financial Summary
Strong overall revenue growth (13.5% CAGR since 2001)
Continued improvement in Operating Margin from 13.6% in
2001 to 19.3% for the 9-months ended 9/30/05
Strong growth in operating income (24.6% CAGR since
2001)
14.5% Cash EPS growth YTD 2005
Solid capital structure and prudent use of leverage
Financial flexibility with $30mm in balance sheet cash and
$29mm in revolver availability

USI Holdings Corporation USI Holdings Corporation Appendix Appendix

3Q & YTD 2005 Reconciliation to GAAP
3Q & YTD 2005 Reconciliation to GAAP
For the Three Months Ended Sept 30, For the Nine Months Ended Sept 30,
2005 As
Reported
Identified
Adjustments
2005 Excluding
Identified
Adjustments
2005 As
Reported
Identified
Adjustments
2005 Excluding
Identified
Adjustments
Total revenues 127,267 $           756 $                   128,023 $               371,834 $           2,925 $                374,759 $
Compensation and employee benefits 72,211                 359                      72,570                    211,340               467                      211,807
Non-cash stock-based compensation 839                      -                      839                         1,708                   -                      1,708
Other operating expenses 27,768                 -                      27,768                    81,510                 -                      81,510
Depreciation 2,467                   -                      2,467                      7,168                   -                      7,168
Operating Income 23,982                 397                      24,379                    70,108                 2,458                   72,566
Operating Margin
18.8% 19.0% 18.9% 19.4%
Amortization of intangible assets 7,230                   -                      7,230                      21,238                 -                      21,238
Interest 4,012                   -                      4,012                      10,781                 -                      10,781
Margin improvement plan expenses 2,921                   (2,921)                 -                          6,951                   (6,951)                 -
Acquisition Integration expenses 31                        (31)                      -                          8,463                   (8,463)                 -
Total Expenses 117,479               (2,593)                 114,886                  349,159               (14,947)               334,212
Income from continuing operations before income tax expense 9,788                   3,349                   13,137                    22,675                 17,872                 40,547
Income tax expense 4,298                   1,259                   5,557                      9,907                   7,244                   17,151
Income From Continuing Operations 5,490                   2,090                   7,580                      12,768                 10,628                 23,396
Addback:  Amortization of intangible assets 7,230                   -                      7,230                      21,238                 -                      21,238
Income from continuing operations plus amortization of intangible assets 12,720 $              2,090 $                14,810 $                 34,006 $              10,628 $              44,634 $
Per Share Data - Diluted:
Income From Continuing Operations 0.09 $                  0.04 $                  0.13 $                     0.23 $                  0.19 $                  0.42 $
Addback:  Amortization of intangible assets 0.13                     -                      0.13                        0.37                     -                      0.37
Income from continuing operations plus amortization of intangible assets 0.22 $                  0.04 $                  0.26 $                     0.60 $                  0.19 $                  0.79 $
(Dollars in Thousands, Except per Share Amounts) (Dollars in Thousands, Except per Share Amounts)
On December 20, 2004, USI announced that its Board of Directors had approved a plan to take steps to reduce ongoing operating expenses. As a result of these actions, the Company recorded expenses of $4.1 million in the first quarter of 2005 (including the severance charge related to the resignation of USI's Chief Operating Officer). The expenses were comprised of employee severance and related benefits and lease termination costs. Additionally, in the first quarter of 2005, the Company recorded expenses of $8.1 million related to the acquisition of Summit Global Partners. In the second quarter of 2005, the Company recorded $0.3 million in additional acquisition integration expenses related to 2005 acquisitions and an adjustment to revenues and related producer compensation payable of $2.2 million and $0.1 million, respectively, related to a change in accounting estimate. In the third quarter of 2005, the Company recorded an adjustment to revenues and related producer compensation payable of $0.8 million and $0.4 million, respectively, related to the change in accounting estimate and $2.9 million in expenses related to the margin improvement plan. All adjustments noted above are referred to as "Identified Adjustments."

2004 Reconciliation to GAAP
2004 Reconciliation to GAAP
Identified 4th Quarter Expenses:
On December 20, 2004, USI announced that its Board of Directors had approved a margin improvement plan in order to reduce ongoing operating expenses. As a result of this action, the Company recorded expenses of $12.4 million in the fourth quarter of 2004 ("Identified Fourth Quarter Expenses").
The expenses were comprised of restructuring of sales professionals’ agreements ($2.9 million), facilities closures ($3.4 million), contract terminations ($2.7 million) and employee severance and related benefits ($3.4 million). The plan is expected to result in cost savings of approximately $6.0 million in 2005, before taxes.
For the Three Months Ended December 31, For the Twelve Months Ended December 31,
2004 As
Reported
Identified
Fourth
Quarter
2004 Excluding
Identified
Expenses
2004 As
Reported
Identified
Fourth
Quarter
2004 Excluding
Identified
Expenses
(Dollars in Thousands)
Revenues 112,836 $        - $              112,836 $        407,198 $        - $               407,198 $
Compensation and employee benefits 67,166 (6,324) 60,842 237,267 (6,553) 230,714
Other operating expenses 33,665 (6,094) 27,571 100,112 (6,094) 94,018
Stock-based compensation 139 - 139 417 - 417
EBITDA 11,866 10.5% 24,284 21.5% 69,402 17.0% 82,049
Amortization of intangible assets 5,890 - 5,890 23,663 - 23,663
Depreciation 2,205 - 2,205 8,654 - 8,654
Interest 2,422 - 2,422 8,531 - 8,531
Early extinguishment of debt - - - - - -
Income from continuing operations before income tax
expense 1,349 13,767
12.2%
28,554 41,201
Income tax expense (benefit) 1,449 4,851 6,300 12,473 4,940 17,413
Income from continuing operations in accordance
with GAAP (100) 7,467 16,081 23,788
Addback:  Amortization of intangible assets 5,890 - 5,890 23,663 - 23,663
Income from continuing operations plus amortization
of intangible assets 5,790 $            13,357 $          39,744 $          47,451 $
Weighted-Average Shares Outstanding:
Diluted 49,472 49,472 49,127 49,127

Non-GAAP Financial Measures Non-GAAP Financial Measures
Non-GAAP Financial Measures
a) Operating Income is defined as revenues, less compensation and employee benefits, stock-based compensation, other operating expenses and depreciation. Compensation and employee benefits and other operating expenses are adjusted to exclude expenses related to USI’s margin improvement plan and acquisition integration efforts which USI's management does not consider indicative of the Company's run-rate, or normal operating expenses. The margin improvement plan was announced in the fourth quarter of 2004 in order to reduce ongoing operating expenses.  Acquisition integration expenses are incurred during integration of acquired companies. Neither margin improvement plan nor acquisition integration expenses are considered by management as representative of USI’s ongoing cost structure. USI presents Operating Income because management believes that it is a relevant and useful indicator of operating profitability.  Management believes that Operating Income is relevant owing to
USI's leveraged approach to its capital structure and resulting significant amount of interest expense, USI's accounting for all acquisitions using the purchase method of accounting and resulting significant amount of amortization of intangible assets and due to USI's margin improvement and acquisition integration efforts. Additionally, management believes that investors in its stock use Operating Income to compare USI's ability to generate operating profits with its peers and for valuation purposes.
b) Income from continuing operations plus amortization of intangible assets (or “ Cash Earnings”) is presented because management believes that it is a relevant and useful indicator of its ability to generate working capital.  Management believes that income from continuing operations plus amortization of intangible assets is relevant owing to the significant amount of amortization of intangible assets resulting from accounting for all acquisitions using the purchase method of accounting.
Additionally, management believes that investors in its stock use Income from continuing operations plus amortization of intangible assets to compare USI with its peers and for valuation purposes.  This financial measure should not be considered as an alternative to other financial measures determined  in accordance with GAAP
c) Organic Revenue growth/(decline), excludes the current period’ s total revenues attributable to acquisitions and the prior period’s total revenues from divested businesses during the twelve months following acquisition or divestiture. We present Organic
Revenue growth/(decline) and feel it is relevant because it allows us to discern year-over-year growth in revenues related to the success or failure of our ability to execute on our sales and client retention strategies.
d) Operating margin (Operating Income as a percentage of Revenues) is presented because management believes that it is a relevant and useful indicator of operating efficiency. USI uses Operating Income and Operating margin in budgeting and evaluating operating company performance. These financial measures should not be considered as an alternative to other financial measures determined in accordance with GAAP.
You should not consider these financial measures as alternatives to other financial measures determined in accordance with counting principles generally accepted in the United States of America, which we refer to as GAAP, or as alternatives to cash flows from operating activities, investing activities or financing activities, or as a measure of liquidity. In addition, please note that because not all companies calculate these financial measures similarly, the presentation of these measures in this report is not necessarily comparable to those of other companies. We strongly urge investors or potential investors in our stock to review the calculation of Operating Income and Operating
Margin and Organic Revenue and the related reconciliation to GAAP financial measures in “Results of Operations” in our 10-K and 10-Q.

Reconciliation to GAAP Financial Measures
Reconciliation to GAAP Financial Measures
$  in millions
LTM
2001 2002 2003 2004 3Q04 3Q05 3Q05
Total Revenues
$304.46 $321.43 $345.53 $407.20 $291.97 $371.83 $487.06
Expenses:
Compensation and Employee Benefits 197.36 197.37 195.89 237.27 168.37 226.41 295.30
Equity Based Compensation 3.09 (0.68) - 0.42 0.28 1.71 1.85
Other Operating Expenses 76.76 63.19 76.51 100.11 65.70 81.86 116.27
Amortization of intangible assets 32.05 20.76 21.32 23.66 17.50 21.24 27.40
Depreciation 12.74 10.99 9.54 8.65 6.40 7.17 9.43
Interest 23.56 19.96 13.82 8.53 6.11 10.78 13.20
Total Expenses 345.56 311.58 317.09 378.64 264.37 349.16 463.44
Income from continuing operations before
income tax expense (41.10) 9.85 28.45 28.55 27.61 22.68 23.62
Income tax expense (6.94) (0.52) (5.15) 12.47 11.36 9.91 11.02
Income from continuing operations
(34.16) $   10.37 $    33.59 $       16.08 $      16.24 $    12.77 $  12.61 $
YTD

Reconciliation to GAAP Financial Measures (cont’d)
Reconciliation to GAAP Financial Measures (cont’d)
(1) Includes charges relating to elimination of redundant positions, renegotiating sales professionals’ and executives’ contracts, early termination of lease commitments and relocation of corporate offices from San Francisco to New York
(2) Includes charges relating to employee severance and related benefits, facilities closures, modification of sales professionals’ agreements and service contract terminations
(3) Includes charges relating to a service agreement amendment, officer resignations and retirements, establishment of a self-insurance plan liability, write-off of uncollectible receivables and termination of a strategic marketing agreement with a technology company
(4) Adjustment to revenues related to a change in accounting estimate for direct bill revenues.
$  in millions
LTM
2001 2002 2003 2004 3Q04 3Q05 3Q05
Income from continuing operations (34.16) $   10.37 $   33.59 $   16.08 $   16.24 $    12.77 $    12.61 $
Addback:
Amortization of intangible assets 32.05 20.76 21.32 23.66 17.50 21.24 27.40
Depreciation 12.74 10.99 9.54 8.65 6.40 7.17 9.43
Interest 23.56 19.96 13.82 8.53 6.11 10.78 13.20
Income tax expense (6.94) (0.52) (5.15) 12.47 11.36 9.91 11.02
EBITDA $27.26 $61.55 $73.13 $69.40 $57.61 $61.86 $73.65
EBITDA Margin 8.95% 19.15% 21.17% 17.04% 19.73% 16.64% 15.12%
One-Time Charges
Integration efforts
1
$14.10 $5.50 $0.40 $0.30 $0.00 $8.46 $8.76
Margin improvement
2
- - - 12.40 - 6.95 19.35
Other charges
3
8.30 4.20 - - - - -
Non-cash changes in equity 4.50 (5.80) - - - - -
Accounting  adjustments
4
- - - - - 2.46 2.46
Total One-time Charges $26.90 $3.90 $0.40 $12.70 $0.00 $17.87 $30.57
Adjusted EBITDA $54.15 $65.46 $73.53 $82.10 $57.614 $79.734 $104.22
Adjusted EBITDA Margin 17.79% 20.36% 21.28% 20.16% 19.73% 21.44% 21.40%
Depreciation $12.70 $11.00 $9.50 $8.70 $6.40 $7.17 $9.47
Operating Income $41.45 $54.46 $64.03 $73.40 $51.22 $72.57 $94.75
YTD

Agenda
Agenda
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A
Company Overview
Organizational Overview
Revenue Growth
Operational Efficiency
Workplace Benefits Overview
Acquisition Execution
People & Culture
Financial Overview
Wrap-up and Q&A